SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

TELCOBLUE, INC.
(Exact Name of Registrant as Specified in Charter)

Wyoming		43-1798970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3288 Eagle View Lane, Suite 240, Lexington Kentucky 40509
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (859) 263-1852

(Former Name or Former Address, if Changed Since Last Report)
(Not Aplicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “ ”MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION OF THE COMPANY, OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to TelcoBlue, Inc., a Wyoming corporation and its subsidiaries, unless otherwise stated.

ITEM 4.01.  Change in Registrant’s Certifying Accountant

a)
Effective January 15, 2008 the Board of Directors of TelcoBlue, Inc. has hired Richard L. Brown and Company, PLLC as its auditor. The decision to change from Mendoza Berger & Company was made in connection with the Company’s continuing management initiatives to cut costs. Richard L Brown and Company is located in the Eastern Time Zone while Mendoza Berger & Company are located in the Pacific Time Zone. Ordinary costs of travel, phones and vendor contact should be reduced as TelcoBlue, is also in the Eastern Time Zone as well as the majority of its vendors.

During the fiscal years ended December 31, 2005 and 2004, and the subsequent interim reporting periods from the last fiscal year end of December 2005 through and including 2006 there were no disagreements between the Company and Mendoza Berger & Company on any matter involving accounting principles or practices, financial statement disclosure, auditing scope or procedure.

The audit report dated November 2006 on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified.

We have provided Mendoza Berger & Company with a copy of the above statement in response to Item 304 (a) of Regulation S-K in conjunction with the filing of this Form 8-K. We have requested, received and included as Exhibit A the letter addressed to the Securities and Exchange Commission stating whether Mendoza Berger & Company agrees with the above statements made by us

b)
Effective January 15, 2008 the Board of Directors of the Company engaged the registered public accounting firm of Richard L. Brown and Company, PLLC as our new independent auditor. The Company did not consult with Richard, L. Brown and Company prior to that date regarding matters of accounting and auditing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELCOBLUE, INC.

Date: January 14, 2008	By:	/s/ James N. Turek
James N. Turek, President

Exhibits:

Exhibit A     Mendoza Berger and Company LLP letter